UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2023

Toast, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40819	45-4168768
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Park Drive Boston, Massachusetts	02215
(Address of principal executive offices)	(Zip code)

(617) 297-1005

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 – Regulation FD Disclosure.

On July 19, 2023, Toast, Inc. (the “Company”) issued a letter to customers regarding its decision to remove the $0.99 order processing fee from the Company’s new version of its digital ordering suite. The Company does not expect this decision to have any material impact to its previously announced guidance for the second quarter ended June 30, 2023 or the fiscal year ending December 31, 2023. A copy of the Company’s letter to customers is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-looking Statements.

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “guidance” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent the beliefs of the Company and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions or growth; guidance on financial results for the second fiscal quarter and full year of 2023; and statements about future operating results.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Update on Toast Digital Ordering for our Customer Community, dated July 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023	TOAST, INC.

	By:	/s/ Brian R. Elworthy
	Name:	Brian R. Elworthy
	Title:	General Counsel and Corporate Secretary